SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)              December 10, 1998



                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-19278                   13-3357370
(State or other jurisdiction   (Commission file Number)            (IRS
      of incorporation)                                      Identification No.)



       51 James Way, Eatontown, New Jersey                        07724
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code        (732) 542-2800





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events


The U.S. Patent and Trademark office has issued Osteotech, Inc. (the "Company") U.S. Patent #5,846,484 entitled "Pressure Flow System and Method for Treating a Fluid Permeable Workpiece Such As Bone" (the "Patent").

The Patent covers, among other things, methods to inactivate viruses in bone as well as methods to impregnate bone with a variety of pharmacological agents, such as antibiotics and growth factors. The Company already owns patents which cover negative pressure flow systems.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 11, 1998

                                                   OSTEOTECH, INC.
                                        ----------------------------------------
                                                    (Registrant)


                                         By:  /s/ Michael J. Jeffries
                                              ----------------------------------
                                              MICHAEL J. JEFFRIES
                                              Executive Vice President,
                                              Chief Operating Officer and
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                               and Principal Accounting Officer)